UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 11, 2006 (December 5, 2006)

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)	On December 5, 2006, Ross A. Goolsby notified us of his decision to resign from his positions as Vice President of Finance, Chief Financial Officer and Secretary of SigmaTel, effective December 11, 2006. Mr. Goolsby served as our principal financial officer and principal accounting officer. Mr. Goolsby will remain an employee of SigmaTel through the end of 2006, to assist with the transition.

(c)	On December 11, 2006, we appointed R. Scott Schaefer as our Vice President of Finance and Chief Financial Officer. In these positions, Mr. Schaefer will serve as our principal financial officer and principal accounting officer.

Mr. Schaefer, who is 42 years of age, has served as our Director of Finance since February 2005. From October 2004 until January 2005, Mr. Schaefer served as a consultant advising on Sarbanes Oxley compliance. From March 2004 until September 2004, Mr. Schaefer served as Chief Financial Officer of Symtx, Inc., an electronics testing systems manufacturer. Mr. Schaefer served as Vice President of Finance and Chief Financial Officer of Cygnal Integrated Products, Inc., a semiconductor company, from May 1999 until December 2003, when Cygnal was acquired by Silicon Laboratories, Inc., a semiconductor company. After Cygnal’s acquisition, Mr. Schaefer served as Director of Finance of Silicon Laboratories for a transitional period in order to facilitate post-acquisition integration until February 2004. Prior to his time at Cygnal, Mr. Schaefer served in several accounting and finance roles with Benchmarq Microelectronics, Inc., a publicly-traded semiconductor company, beginning in 1990, including as Vice President of Finance and Chief Financial Officer from November 1997 until August 1998, when Benchmarq was acquired. Mr. Schaefer is a Certified Public Accountant in the State of Texas and holds a Bachelor of Business Administration in Accounting from Texas Tech University.

In connection with his promotion, Mr. Schaefer received a grant of 8,150 options and 2,716 restricted stock units pursuant to our 2003 Equity Incentive Plan. Mr. Schaefer has also agreed to participate in the SigmaTel, Inc. Executive Change in Control Severance Plan.

A copy of the press release we issued on December 11, 2006 announcing Mr. Goolsby’s resignation and the appointment of Mr. Schaefer is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 11, 2006, announcing Goolsby Resignation and Schaefer Appointment as CFO

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006

SIGMATEL, INC.

By:	/S/ Ronald Edgerton
Ronald Edgerton
President and Chief Executive Officer

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EXHIBIT INDEX

EXHIBIT NO.
99.1	Press Release, dated December 11, 2006, announcing Goolsby Resignation and Schaefer Appointment as CFO

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